UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2021

STERLING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Michigan	001-38290	38-3163775
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Towne Square, Suite 1900

Southfield, Michigan 48076

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 355-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SBT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02.	Results of Operations and Financial Condition.

On February 1, 2021, Sterling Bancorp, Inc. (the “Company”) issued a press release announcing its financial highlights for the quarter and year ended December 31, 2020. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 2.02.

The information provided in Item 2.02 of this Current Report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 8.01.	Other Events.

On February 1, 2021, Sterling Bancorp, Inc. (the “Company”) issued a press release announcing that the Company reached an agreement in principle to settle the securities class action lawsuit, Oklahoma Police Pension and Retirement System v. Sterling Bancorp, Inc., et al., Case No. 5:20-cv-10490-JEL-EAS, pending in the United States District Court for the Eastern District of Michigan. The agreement in principle provides for a single cash payment in exchange for the release of all of the defendants from all alleged claims therein and remains subject to final documentation, court approval and other conditions. The full amount of the settlement will be paid by the Company’s insurance carriers under applicable insurance policies.

A copy of the Company’s press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the Company’s plans, expectations, thoughts, beliefs, estimates, goals, and outlook for the future that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. These statements generally can be identified by the use of forward-looking terminology such as “will,” “may,” “expect,” “anticipate,” “believe,” “probable,” “continue,” “project,” “could,” “would,” “should” or similar terminology, including references to assumptions. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time. Those statements are not guarantees of future results or performance and are subject to certain known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. The risks, uncertainties, and other factors detailed from time to time in our public filings, including those included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K filed with the SEC on October 6, 2020, subsequent periodic reports and future periodic reports, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company’s forward-looking statements. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by, such forward-looking statements. The Company disclaims any obligation to update, revise, or correct any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

No.	Description
99.1	Company press release dated February 1, 2021
99.2	Company press release dated February 1, 2021
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Bancorp, Inc.

By:	/s/ Stephen Huber
Stephen Huber
Chief Financial Officer

Date: February 1, 2021